UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2006

Element 21 Golf Company

(Exact name of registrant as specified in its charter)

Delaware	000-15260	88-0218411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Queens Quay W # 455, Toronto, Ontario, Canada	M5J 1A7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	800-710-2021

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In consideration of past services rendered for the benefit of Element 21 Golf Company, a Delaware corporation (the “Company”), by certain stockholders, and money loaned in an aggregate to the Company by certain stockholders, the Company has entered into individual Series A Convertible Preferred Stock Exchange Agreements and Acknowledgements (collectively, the “Exchange Agreements”) with four (4) individual stockholders (“Series A Stockholders”) under which the Series A Stockholders are granted an aggregate amount of 2,113,556 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) in full payment and satisfaction of the money loaned by and/or in consideration of the past services rendered by such Series A Stockholder.

The Exchange Agreements under which the Series A Preferred Stock was granted are dated as of February 22, 2006. Under the Exchange Agreements, each Series A Stockholder acknowledges the grant of the Series A Preferred Stock and in consideration of the grant, accepts the Series A Preferred Stock as payment in full of any debt and/or any salary or other consideration owing for money loaned or service rendered that was loaned or performed by the Series A Stockholder as of the date of the Exchange Agreement. The Company warrants that the Series A Preferred Stock will be, when delivered, duly authorized, validly issued, fully paid and non-assessable, and will be free and clear of all liens, obligations and encumbrances. Because the shares of Series A Preferred Stock were issued in exchange for outstanding debt and services previously rendered to the Company, the Company did not receive any proceeds in connection with the issuance of the Series A Preferred Stock.

A form of the Series A Convertible Preferred Stock Exchange Agreement and Acknowledgement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. For a more fulsome description of the terms and conditions of the Series A Preferred Stock, please see Items 3.03 and 5.03 below.

Under one such Exchange Agreement by and among the Company and ASA Commerce, in addition to the Series A Preferred Stock granted thereunder, the Company issued a warrant exercisable for three years to purchase shares of the Company’s Common Stock (“ASA Warrant”). The ASA Warrant entitles ASA Commerce to purchase up to 1,000,000 shares of the Company’s Common Stock at an exercise price of $.01 per share (“ASA Exercise Price”). The ASA Exercise Price is subject to adjustment from and after the date upon which the Equity Financing (as defined above) occurs, if at all, if the Company: (1) pays a dividend or makes a distribution on its shares of Common Stock in shares of Common Stock or (2) subdivides or reclassifies its outstanding Common Stock into a greater number of shares. The ASA Warrant is attached hereto as Exhibit 4.6 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On or after February 17, 2006, the Company issued 10% Convertible Promissory Notes (each a “Note” and collectively, the “Notes”) in the aggregate principal face amount of $450,000 to thirteen individual investors (each a “Purchaser” and collectively, the “Purchasers”). Each Purchaser also received three separate warrants (a warrant exercisable for one year, a warrant exercisable for two years, and a warrant exercisable for three years) to purchase shares of the Company’s Common Stock (each a “Warrant” and collectively, the “Warrants”). Each Warrant entitles a Purchaser to invest an amount equal to the Purchaser’s investment in the Notes in additional shares of the Company’s Common Stock. The exercise price of each Warrant (other than the warrant issued to Oleg Muzyrya which is attached hereto as Exhibit 4.5) is equal to either (i) the twenty day trading average of shares of the Company’s Common Stock on the OTC Bulletin Board prior to the date of exercise, or (ii) from and after the date upon which the Equity Financing (as defined below) occurs, if at all, the price per share paid by participants in the Equity Financing. Each of the Warrants issued to Oleg Muzyrya represents the right to purchase 1,081,081 shares of the Company’s Common Stock at an exercise price of $0.17 per share, subject to adjustment in the case of certain recapitalizations transactions or dilutive issuances. Additionally, the Warrants issued to Oleg Muzyrya may only be exercised after the consummation of the Equity Financing as defined below.

The Notes mature one year after issuance and accrue interest at an annual interest rate equal to 10% per annum, payable at maturity. From and after the date upon which the Company consummates an equity financing of at least $5,000,000 (the “Equity Financing”), each Note (other than the Note issued to Oleg Muzyrya which is attached hereto as Exhibit 4.3) may be converted, at the option of the Purchaser holding such Note, into shares of the same class and series as those issued pursuant to the Equity Financing and pursuant to the same terms and conditions as those in the Equity Financing including the price per share paid by participants in the Equity Financing. The Note issued to Oleg Muzyrya may be converted, at the option of Mr. Muzyrya, into shares of the same class and series as those issued pursuant to the Equity Financing and pursuant to the same terms and conditions as those in the Equity Financing except that the per share price to be paid by Mr. Muzyrya upon such conversion will be $0.17 per share. The principal amount of the Note and any interest accrued thereon may be prepaid at any time by the Company.

Upon the occurrence of an “Event of Default” (as defined in each Note), the principal amount of the Notes and accrued and unpaid interest thereon may become immediately due and payable by the Company. Such Events of Default include: (i) the Company fails to pay any monetary obligation due under the Note after having received three (3) business days prior written notice that such obligation has become due; (ii) the Company fails, for three (3) days after written notice, to comply with any other material term, condition, covenant, or agreement in the Note; (iii) the Company becomes insolvent, makes an assignment for the benefit of creditors, calls a meeting of its creditors to obtain any general financial accommodation or suspends business; or (iv) a case under the Bankruptcy Code is commenced by or against the Company or a liquidator, trustee, custodian or similar officer is appointed for all or a material portion of the Company's assets, and such case is not dismissed or such appointment is not rescinded within thirty (30) days thereafter.

A form of the 10% Convertible Promissory Note is attached hereto as Exhibit 4.2 and a form of the Warrants is attached hereto as Exhibit 4.4 the 10% Convertible Promissory Note purchased by Oleg Muzyrya is attached hereto as Exhibit 4.3 and a form of the Warrants issued to Oleg Muzyrya is attached hereto as Exhibit 4.5; each of the foregoing is incorporated herein by reference. The foregoing descriptions of the Notes and Warrants do not purport to be complete and each such description is qualified in its entirety by reference to Exhibits 4.2 through 4.5.

Item 3.02 Unregistered Sales of Equity Securities

As described above, the Company granted an aggregate of [1,813,556] shares of Series A Preferred Stock to certain Series A Stockholders. The date of grant, title, description, amount granted, nature of the grant, nature and aggregate amount of consideration received by the Company and terms of conversion of the Series A Preferred Stock are described under Item 1.01 above and Items 3.03 and 5.03 below. The Series A Preferred Stock was not registered under the Securities Act of 1933, as amended (“Securities Act”). Each share of the Series A Preferred Stock carries a liquidation preference equal to $1.00 (subject to adjustment in certain instances) and may be converted into such number of shares of the Company’s Common Stock as shall initially be determined by dividing $1.00 by $0.255 (subject to adjustment in certain instances). The issuance of shares of Common Stock issued upon conversion of shares of Series A Preferred Stock will be made without registration under the Securities Act. The offer and sale of the Series A Preferred Stock to the Series A Stockholders was (and we anticipate that the issuance of Common Stock upon conversion of the Series A Preferred Stock, if any, will be) exempt from registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. We relied on the following facts in determining that the grant of the Series A Preferred Stock qualified for the exemption provided by Rule 506:

•	The grant satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

•
Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers were granted Series A Preferred Stock under the Exchange Agreements, as determined in accordance with Rule 501(e) under the Securities Act.

The Notes, Warrants and ASA Warrant were not registered under the Securities Act. The date, title and amount of securities sold, as well as the total offering price and the terms of conversion of the Notes, and the terms relating to the exercise of the ASA Warrant and the Warrants, are described under Items 1.01 and 2.03 above. The offer and sale of the Notes and Warrants to the Purchasers and the grant of the ASA Warrant to ASA Commerce were exempt from the registration requirements of Section 5 of the Securities Act, as amended, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. We relied on the following facts in determining that the offer and sale of the Notes, the ASA Warrant and the Warrants qualified for the exemption provided by Rule 506:

•	The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

•
Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased securities from us under both the offer and the sale, as determined in accordance with Rule 501(e) under the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders

As discussed below in Item 5.03, the Company has designated 2,200,000 shares of preferred stock authorized as Series A Preferred Stock under a Certificate of Designations. The Company has granted an aggregate of 2,113,556 shares of such Series A Preferred Stock to certain Series A Stockholders, as described in Item 1.01 above. The designation and issuance of the Series A Preferred Stock materially affects the rights and powers of the holders of the Company’s Common Stock in the following ways:

•
Each share of Series A Preferred Stock is convertible at the holder's option, in whole or in part, at any time after such share is issued, into a number of shares of Common Stock which is obtained by dividing the $1.00 original issue price by the conversion price applicable to such share. The current conversion price of the Series A preferred stock is $0.255 per share. The conversion price is subject to adjustment to reflect any stock split, stock dividend, combination, recapitalization or reorganization.

•	Each share of Series A Preferred Stock issued and outstanding shall have the right to fifty (50) votes on all matters.

•
Pursuant to the Certificate of Designations, the Series A Preferred Stock will receive dividends in preference and priority to any payment of any dividend on any share of Common Stock or any other stock ranking junior to the Series A Preferred Stock in dividends or liquidation rights.

•
In the event of any liquidation, dissolution or winding up of the affairs of the Company, voluntarily or involuntarily, holders of shares of Series A Preferred Stock will be entitled to receive pro rata a preferential amount equal to $1.00 per share (adjusted to reflect any stock split, stock dividend, combination, recapitalization or reorganization) of Series A Preferred Stock held by them plus all declared but unpaid dividends (“Series A Preferred Stock Liquidation Preference”). If, upon such liquidation, dissolution, winding up, merger or consolidation of the Company with or into another corporation or entity or the sale of all or substantially all the assets of the Company, the assets of the Corporation are insufficient to provide for the payment of the Series A Preferred Stock Liquidation Preference for each share of Series A Preferred Stock outstanding, any assets that are available will be paid out pro rata among the Series A Preferred Stock and no payment will be made to the holders of Junior Shares.

The Certificate of the Powers, Designations, Preferences and Rights of the Series A Preferred Stock is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has designated 2,200,000 shares of preferred stock authorized as Series A Preferred Stock pursuant to the authority granted to the Board of Directors by the Certificate of Incorporation, as amended. In connection with the issuance of the Series A Preferred Stock, the Company filed a Certificate of the Powers, Designations, Preferences and Rights of the Series A Preferred Stock (the “Certificate”) with the Secretary of State of the State of Delaware on February 22, 2006 attached hereto as Exhibit 4.1. Upon filing, the Certificate became a part of the Company’s Certificate of Incorporation, as amended. The Certificate sets forth the voting powers, designation, preferences, limitations, restrictions and relative rights of the Series A Preferred Stock. The rights of the holders of the Series A Preferred Stock are described under Item 3.03 above. The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

4.1	Certificate of the Powers, Designations, Preferences and Rights of Series A Convertible Preferred Stock, $.001 Par Value Per Share
4.2	Form of 10% Convertible Promissory Note issued to Purchasers
4.3	10% Convertible Promissory Note issued to Oleg Muzyrya
4.4	Form of Warrant issued to Purchasers
4.5	Form of Warrant issued to Oleg Muzyrya
4.6	Warrant issued to ASA Commerce
10.1	Form of Series A Convertible Preferred Stock Exchange Agreement and Acknowledgment

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2006	ELEMENT 21 GOLF COMPANY

	By:	/s/ Nataliya Hearn
Name: Nataliya Hearn
Title: President

Exhibit Index

Exhibit Number	Description

4.1	Certificate of the Powers, Designations, Preferences and Rights of Series A Convertible Preferred Stock, $.001 Par Value Per Share
4.2	Form of 10% Convertible Promissory Note issued to Purchasers
4.3	10% Convertible Promissory Note issued to Oleg Muzyrya
4.4	Form of Warrant issued to Purchasers
4.5	Form of Warrant issued to Oleg Muzyrya
4.6	Warrant issued to ASA Commerce
10.1	Form of Series A Convertible Preferred Stock Exchange Agreement and Acknowledgment